SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2003

Structured Obligations Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-67188	13-3741177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

270 Park Avenue, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 834-6000.

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events.

Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1.	Trustee's Report with respect to the May 15, 2003 Distribution Date for the Select Notes Trust LT 2003-1

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Chad Parson Authorized Signatory

May 30, 2003

EXHIBIT INDEX

Exhibit 1	Trustee's Report with respect to the May 15, 2003 Distribution Date for the Select Notes Trust LT 2003-1	Page 5

Exhibit 1

To the Holders of:
Select Notes Trust LT 2003-1
Long Term Certificates Series 2003-1
*CUSIP:        81619PAA5

U.S. Bank Trust National Association, as Trustee for the Select Notes Trust LT 2003-1 (the "Trust"), hereby gives notice with respect to Interest Period commencing on the Closing Date to and including May 14, 2003 (the "Interest Period") in respect of the May 15, 2003 Interest Distribution Date (the "Interest Distribution Date") as follows:

1.	The amount of interest received by the Trust during the Interest Period is as set forth below (each Certificateholder's pro rata portion of this amount is the amount to be included in such Certificateholder's Form 1099).

$83,340.28

a.	Per certificate held amount of interest income to be included in Form 1099 for the year ending December 31, 2003 is set forth below.

$1.593809

2.	The total of all interest distributed to Certificateholders during the Interest Period is set forth below.

$430,791.67

3.	The amount of advances made to the Trustee on the Interest Distribution Date is $347,451.39

a.	The date and amount of each unpaid advance is as set forth below.

Date	Amount
5/15/2003	$347,451.39

4.	The total amount of advances repaid to the Advancing Party during the Interest Period is $0.00

5.	The net total of advances made during the Interest Period is $347,451.399

6.	The total amount of interest expense paid to the Advancing Party on the Interest Distribution Date is set forth below (each Certificateholders pro rata portion of this amount should be included in a footnote to such Certificateholder's Form 1099 indicating that such amount should constitute investment indebtedness interest, which can be deducted by non-corporate taxpayers to the extent of such net investment income).

$0.00

a.	Per certificate held amount of interest expense to be included in Form 1099 for the year ending December 31, 2003 is set forth below.

$0.00

7.	At the close of business on the Interest Distribution Date, there were 52,290 Certificates outstanding.

8.	Payments made on Underlying Securities during the Interest period are as set forth below.
Payment Date 4/15/03 5/1/03 5/1/03	Description of Underlying Security Electronic Data Systems 7.45% Notes due 2029 General Motors 6.75% Debentures due May 1, 2028 Target Corporation 6.35% Debentures due November 1, 2032	Principal $0.00 $0.00 $0.00	Interest $19,659.72 $32,812.50 $30,868.06

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.